                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 21, 2001

             Aames Capital Acceptance Corp.
             on behalf of


                           AAMES MORTGAGE TRUST 2001-3
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     333-54184                 95-4438859
----------------------------         -------------           ------------------
(State or other jurisdiction          (Commission            (I.R.S. employer
of incorporation)                     file number)           identification no.)


350 SOUTH GRAND AVENUE,
     40TH FLOOR
LOS ANGELES, CALIFORNIA               (213) 210-5000                   90071
-----------------------       ------------------------------      --------------
(Address of principal         Registrant's telephone number,        (ZIP Code)
 executive offices)                including area code


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                 ==============================================




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Item 5.  Other Events

         This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of Stroock & Stroock & Lavan LLP, counsel to the Registrant, in connection with the proposed offering of the Aames Mortgage Trust 2001-3, Mortgage Pass-Through Certificates, Series 2001-3.


Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

         5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

         8.1  Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

         23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AAMES CAPITAL ACCEPTANCE CORP.


                                               By   /s/ John Kohler
                                                    ---------------------
                                                    John Kohler
                                                    Executive Vice President


Dated: September 21, 2001




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                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit
-----------      ----------------------

    5.1 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Certificates

    5.2 Opinion of Stroock & Stroock & Lavan LLP regarding the legality of Bonds

    8.1          Opinion of Stroock & Stroock & Lavan LLP regarding tax matters

   23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1, 5.2 and 8.0)